INVESTOR PRESENTATION February 2023

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2023 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

3 An Emerging High Performing Institution Overview ▪ Niche-focused regional wealth manager built on a private trust bank platform ▪ Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market ▪ Households of $1+ million liquid net worth ▪ High net worth and high growth markets ▪ Colorado, Arizona, Wyoming, California and Montana Company Highlights Competitive Advantage (as of 12/31/23) ▪ Assets: $2.98 billion ▪ Total Loans: $2.55 billion ▪ Total Deposits: $2.53 billion ▪ AUM: $6.75 billion (for the year ending 12/31/23) ▪ Loan Growth: 2.9% ▪ Deposit Growth: 5.1% ▪ Asset Growth: 3.9% ▪ TBV/Share(1) Growth: 1.7% ▪ Operates as one integrated firm, not silos ▪ Team approach benefits both clients and First Western ▪ Local boutique private trust bank offices with central product experts (1) See Non-GAAP reconciliation CA MT AZ WY CO Office Locations

4 Investment Highlights Successful Execution on Growth Strategies Attractive Markets and Business Model Strong Earnings Momentum ▪ Significant revenue growth driving improved operating leverage and higher profitability since pre-IPO ▪ TBV/share(1) increased 143% since the IPO, 21% in 2021, 11% in 2022 and 2% in 2023. ▪ Continued scale expected to drive further leverage and generate returns consistent with a high performing institution over long term ▪ Chairman and CEO has previously built and sold three banks for substantial gains for shareholders ▪ COO has been instrumental in building the MYFW franchise over 17 years at the institution ▪ Highly aligned with shareholder interests as insiders own ~18% of total shares outstanding(2) ▪ Discounted valuation trading at just 0.6x TBV/share(3) Proven Management Team, High Insider Ownership, and Discounted Valuation ▪ Track record of combining organic growth and market expansion with accretive acquisitions to enhance franchise value ▪ Total assets up 185% since the IPO, 28% in 2021, 13% in 2022 and 4% in 2023 with substantial increases in revenue and EPS ▪ Strengthening commercial banking platform creating more diverse loan portfolio and lower-cost deposit base ▪ Rapidly growing institution operating in high growth markets ▪ Attractive, stable deposit base with noninterest-bearing and money market accounts comprising 74% of total deposits ▪ Conservative underwriting and affluent client base results in minimal credit losses (1) See Non-GAAP reconciliation (2) Represents beneficial ownership as defined by the Proxy Statement (3) As of February 23, 2024

5 Consistent Value Creation TBV/Share(1) Up 143% Since July 2018 IPO Consistent increases in tangible book value per share driven by: • Organic growth that has increased operating leverage • Accretive acquisitions that have been well priced and smoothly integrated to realize all projected cost savings • Conservative underwriting criteria that has resulted in extremely low level of losses in the portfolio throughout the history of the company • Prudent asset/liability management including not investing excess liquidity accumulated during the pandemic in low-yielding bonds

$4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $33,733 $17,533 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2021 2022 2023 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s) 6 Strong Operational and Financial Momentum ▪ Robust organic balance sheet growth ▪ Accretive acquisitions ▪ Market expansion ▪ Highly leverageable operating platform driving improved efficiencies ▪ Minimal credit losses Drivers of Improved Performance (1) See Non-GAAP reconciliation Adjusted Pre-Tax, Pre-Provision Income(1) ($000s)

Franchise Overview 7

8 Great Markets, Scarce Investment Opportunity ▪ Ranked among states with highest GDP growth ▪ Strong job and population growth ▪ Experiencing significant in-migration ▪ Attractive demographics with large amount of high net worth individuals that utilize private banking and investment management services ▪ Favorable tax laws for trusts and estates that attract wealthy individuals As of December 31, 2023 Current Ownership Total Assets ($bn) FirstBank Private 28.1 NBH Bank Public (NYSE: NBHC) 9.9 Bank of Colorado Private (Sub. Of Pinnacle Bancorp-NE) 7.1 Alpine Bank Private 6.4 ANB Bank Private 3.2 First Western Trust Bank Public (Nasdaq: MYFW) 3.0 Denver, CO 48% Phoenix, AZ 8% Fort Collins, CO 20% Boulder, CO 7% Other 8% Rock Springs, WY 3% Jackson, WY 6% Deposits by State Colorado 79% Wyoming 13% Arizona 8% MSA State Market Share Projected % Change in HHI (2021-2026) (2) Denver-Aurora-Lakewood CO 1.00 11.00 Fort Collins CO 4.62 13.45 Phoenix-Mesa-Scottsdale AZ 0.12 13.18 Boulder CO 1.39 11.41 Jackson WY/ID 4.47 8.50 Rock Springs WY 7.16 8.82 National Average 9.01 (1) Source: S&P Capital IQ as of 06/30/2023 (2) Percentage growth in household income (HHI). Characteristics of First Western Markets Deposits by MSA (1) MYFW is 2nd Largest Publicly Held CO Chartered Bank Small Market Share Provides Large Growth Opportunity

9 Success in Expansion and Acquisition Growth 2006 – 2010 (3) ▪ Boulder, CO ▪ Century City, CA ▪ Scottsdale, AZ 2011 – 2015 (6) ▪ Aspen, CO ▪ DTC/Cherry Hills, CO ▪ Fort Collins, CO ▪ Jackson Hole, WY ▪ Laramie, WY(4) ▪ Phoenix, AZ 2016 – 2020 (4) ▪ Broomfield, CO (2021) ▪ Greenwood Village, CO ▪ Lone Tree, CO(2) ▪ Vail Valley, CO 2002 – 2005 (3) ▪ Cherry Creek, CO ▪ Denver, CO ▪ Northern Colorado, CO 2002 – 2005 (5) ▪ Westcor Insurance Group, Inc. ▪ Poudre River Valley Trust Co. ▪ Sprout & Associates, Inc. ▪ Sterling Partners ▪ Silversmith Financial Corp 2006 – 2010 (4) ▪ Reber/Russell Company ▪ Ryder, Stilwell Inc. ▪ Asset Purchase – Financial Management Advisors, LLC ▪ Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) ▪ Trust Department Assets – First National Bank of Wyoming 2016 – 2020 (2) ▪ Asset Purchase – EMC Holdings, Inc. ▪ Branch Purchase & Assumption from Simmons Bank O ff ic e O pe ni ng s A cq ui si ti on s 2002 2023 3 5 6 9 12 10 16 12 # #Total Acquisitions Total Offices 18 13 2021 - 2022 (1) ▪ Teton Financial Services, Inc. 2021 - 2022 (5) ▪ Jackson Hole, WY(1) ▪ Pinedale, WY(1) ▪ Rock Springs, WY(1) ▪ Bozeman, MT(5) ▪ Phoenix, AZ(3) (1) Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices were consolidated in May 2022 (2) Lone Tree office closed in 2Q2022 (3) Phoenix loan production office opened in 4Q2022 (4) Laramie trust office closed 1Q2023 (5) Bozeman office expanded from a loan production office to a full-service office in 3Q23

10 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets ▪ Capitalize on growing reputation to attract additional experienced commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Built team and revenue base to open office in Broomfield, CO in 2021 ▪ Added teams to expand presence in Arizona in 2022 ▪ Full-service Bozeman, MT office opened in 2023 Execute on revenue initiatives in existing markets ▪ Capitalize on higher legal lending limit to expand relationships with existing clients and pursue larger commercial clients ▪ Cross-sell MYFW’s larger offering of trust and wealth management products ▪ Continue adding banking talent to further accelerate market share gains Execute on low- risk strategic transactions that add value to the MYFW franchise ▪ Execute on minimally dilutive acquisitions ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

11 Recent M&A Transactions Branch Purchase and Assumption Whole Bank Acquisition ▪ Closed on May 18, 2020 ▪ Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office) ▪ Assumed $63 million in deposits and $120 million in loans related to the acquired locations ▪ Added scale, an attractive client base, and commercial banking talent Transaction Overview Financial Impact ▪ Mid-teens earnings accretion in 2021 Transaction Overview ▪ Closed on December 31, 2021 ▪ Acquisition of Teton Financial Services Inc., the holding company for Rocky Mountain Bank ▪ Expanded First Western’s footprint and market share in Wyoming where favorable trust, estate and tax laws align well with private banking and investment management business model ▪ Added $379 million in deposits and $252 million in loans ▪ Added scale and improves operating efficiencies Financial Impact ▪ High single-digit earnings accretion in 2022 ▪ Immediately accretive to TBV/share upon closing ▪ Added low-cost deposits and higher-yielding loans that positively impacted net interest margin

12 Increasing Market Share Successfully attracting new banking talent and growing awareness of superior value proposition are driving increases in market share MSA 2023 Market Share(1) 2022 Market Share Change Denver-Aurora-Centennial, CO 1.00% 0.77% 0.23% Fort Collins-Loveland, CO 4.62% 2.20% 2.42% Rock Springs, WY 7.16% 6.83% 0.33% Edwards, CO 1.59% 0.63% 0.96% (1) Source: S&P Capital IQ.

Unique Business Model 13

14 Unique Market Position

▪ Corporate loans to match specific needs ▪ Well-versed in working with complex cash flows and business models ▪ Customized treasury management products and services 15 Cross-Selling a Diverse Set of Products and Services Commercial Banking ▪ Fiduciary wealth management with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services ▪ Provide a broad range of asset and sub asset classes, with automated tax and basis management ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts ▪ Wealth planning with specialized services (e.g. philanthropic) ▪ Proprietary ConnectView® approach, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance ▪ Mortgage banking specializing in purchase money, high net worth lending ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Targeted portfolio lending and secondary sales ▪ Retirement plan consultants partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education Retirement / 401(k) Plan Consulting Residential Mortgage Lending Wealth Planning Investment Management Trust Our local profit centers team with specialized product experts through ConnectView®, with many points of entry

16 Private Bank Model Generates Strong Fee Income 5-Year Average: More than 38% of Operating Revenue Generated by Fee Income 58.5% 38.8% 36.9% 34.5% 32.0% 28.1% 26.1% 27.5% 25.3% 26.0% 18.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% ALRS MYFW UMBF WASH PGC UVSP CATC SYBT CFR TMP FFWM Noninterest Income/Operating Revenue Peer Average Source: S&P Capital IQ (2019-2023)

17 Wealth Management Segment Earnings (1) See Non-GAAP reconciliation $0.78 $1.60 $3.09 $3.33 $1.59 $1.29 $4.24 $3.81 $3.09 $1.33 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 FY19 FY20 FY21 FY22 FY23 Wealth Management Segment Consolidated ▪ Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long-term Wealth Management Segment Diluted Pre-Tax Earnings Per Share(1)

18 Long Track Record of Superior Credit Quality • Relationship-based approach, conservative underwriting criteria, and financial strength of clients have resulted in minimal credit losses over First Western’s history ➢ Underwriting criteria includes three sources of repayment including personal guarantees ➢ Low LTVs and high DSCRs ➢ 66% of borrowers have deposit accounts at First Western 0.0% 0.5% 1.0% 1.5% 2.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Net Charge-offs as a Percent to Average Loans

Uninsured Deposits Represent 33.7% of Total Deposits at 12/31/23 19 Strong Client Relationships Result in Sticky Deposit Base $2,405 $2,392 $2,375 $2,420 $2,529 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q22 1Q23 2Q23 3Q23 4Q23 Total Deposits Stable Deposit Base During Highly Volatile Period for the Banking Industry

Driving Profitable Growth 20

21 Strong Execution on Revenue Growth Strategies ▪ Accelerating business development, office expansion and accretive acquisitions all contributing to the balance sheet growth driving improved operating leverage and higher profitability ▪ M&A strategy continued with acquisition of Teton Financial Services ▪ Office expansion continued with hiring of teams to focus on Bozeman, MT market and deepen presence in Colorado and Arizona (in millions) Incremental Balance Sheet Growth (1/1/20 through 12/31/23) $1,312.9 $1,009.0 $234.7(1) $433.3 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 Loans HFI Deposits Organic Growth Acquisition 155% Increase in Loans HFI 133% Increase in Total Deposits (1) Acquired growth represents remaining balances as of December 31, 2023 following payoffs/paydowns since the loans were acquired.

Recent Financial Trends 22

Overview of 4Q23 4Q23 Earnings • Net income available to common shareholders of $0.3 million, or $0.03 per diluted share • Pre-tax, pre-provision net income(1) of $4.1 million • Decline in earnings from prior quarter primarily due to reserve on individually analyzed loans Prudent Balance Sheet Growth • Deposit growth exceeded loan growth in the fourth quarter • 18% annualized deposit growth with increases in both noninterest-bearing and interest-bearing deposits • Total loans relatively flat as new production is focused on clients that provide deposits while maintaining conservative underwriting criteria and disciplined pricing Execution on Key Priorities • Disciplined expense control resulted in operating expenses remaining below initial expectations for 2023 • Increased focus on deposit gathering further reduced loan-to-deposit ratio • Conservative underwriting and proactive portfolio management continues to result in low level of credit losses 1. See Non-GAAP reconciliation 3

24 Net Income Available to Common Shareholders and Earnings per Share • Net income of $0.3 million, or $0.03 diluted earnings per share, in 4Q23 • Provision for individually analyzed loans in 4Q23 had diluted earnings per share impact of $0.29, net of tax • Tangible book value per share declined during 4Q23 due to an unfavorable shift in AOCI resulting from a cash flow hedge of certain FHLB borrowings that decreased in value as interest rates declined Net Income Available to Common Shareholders Diluted Earnings per Share 1. See Non-GAAP reconciliation (1) (1) (1) (1) (1) (1) (1) (1) (1) (1)

25 Loan Portfolio • Total loans held for investment increased $12.0 million from prior quarter • Growth driven by increases in residential mortgage and CRE portfolios, partially offset by small declines in other portfolios • New loan production of more than $50 million, with focus primarily on clients that also bring deposits to the bank • Average rate on new loan production increased 35 bps to 8.27% compared to prior quarter 4Q 2022 3Q 2023 4Q 2023 Cash, Securities and Other $ 165,670 $ 148,669 $ 140,053 Consumer and Other 26,539 23,975 23,596 Construction and Development 288,497 349,436 347,515 1-4 Family Residential 898,154 913,085 933,684 Non-Owner Occupied CRE 496,776 527,377 546,966 Owner Occupied CRE 216,056 208,341 197,205 Commercial and Industrial 361,028 349,515 345,393 Total $ 2,452,720 $ 2,520,398 $ 2,534,412 Loans accounted for at fair value(2) 23,415 16,105 14,129 Total Loans HFI $ 2,476,135 $ 2,536,503 $ 2,548,541 Loans held-for-sale (HFS) 10,804 12,105 7,254 Total Loans $ 2,486,939 $ 2,548,608 $ 2,555,795 1. Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount). 2. Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) Average Period End

26 Total Deposits • Total deposits increased by $109 million in 4Q23 • Success in new business development, with $118 million in new deposit relationships added in 4Q23 • Noninterest-bearing deposits increased $6.3 million in 4Q23, primarily driven by new client accounts • Strategic decision made to add short-term higher cost deposits to improve near-term liquidity, which will be replaced with lower cost funding as market conditions normalize and interest rates decrease 4Q 2022 3Q 2023 4Q 2023 Money market deposit accounts $ 1,336,092 $ 1,388,726 $ 1,386,149 Time deposits 224,090 373,459 496,452 NOW 234,778 164,000 147,488 Savings accounts 27,177 17,503 16,371 Noninterest-bearing accounts 583,092 476,308 482,579 Total Deposits $ 2,405,229 $ 2,419,996 $ 2,529,039 Deposit Portfolio Composition Total Deposits Average Period End

27 Trust and Investment Management • Total assets under management increased $357.2 million from September 30, 2023 to $6.75 billion as of December 31, 2023 • Increase in AUM driven by an increase in market values throughout 4Q23, resulting in a 5.6% increase compared to 3Q23, and a 10.6% increase year-over-year. (in millions, as of quarter end) Total Assets Under Management

1. See Non-GAAP reconciliation Gross Revenue 4Q23 Gross Revenue(1) Gross Revenue(1) 8 • Gross revenue(1) declined 2.7% from prior quarter • Slowest decline in the last five quarters as environmental headwinds appear to be shifting • Decline primarily due to an increase in deposit costs that reduced net interest income

29 Net Interest Income and Net Interest Margin • Net interest income decreased to $16.3 million, or 2.6%, from $16.8 million in 3Q23, due primarily to higher deposit costs • Net interest margin decreased 9 bps to 2.37%, driven by the increase in interest bearing deposit costs • Strategic decision made to add short-term higher cost deposits to improve near-term liquidity, which will be replaced with lower cost funding as market conditions normalize and interest rates decrease (in thousands) 1. See Non-GAAP reconciliation Net Interest Income Net Interest Margin

30 Non-Interest Income • Non-interest income remained flat compared to prior quarter • Slight decline in Net gains on mortgage loans, which reflects impact of higher rates and seasonal decline in mortgage loan demand • Slight declines in Trust and Investment Management fees compared to prior quarter, however fees increased $0.3 million, or 8.0%, year-over-year • Increase in Risk Management and Insurance Fees reflects seasonal impact that occurs in the fourth quarter each year (in thousands) Total Non-Interest Income Trust and Investment Management Fees (in thousands)

31 Non-Interest Expense and Efficiency Ratio • Non-interest expense remained flat at $18.3 million compared to 3Q23 • Disciplined expense management resulted in non-interest expense coming in below targeted range 1. See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1) (1) (1)(1) (1)(1) (1) (1)

32 Asset Quality • NPLs increased $3.5 million due primarily to the downgrade of two loans • $3.9 million provision for credit losses driven primarily by reserve on individually analyzed loans previously downgraded to NPL, with small reserves established for two loans downgraded to NPL in 4Q23 • ACL/Adjusted Total Loans(1) increased to 1.10% in 4Q23 from 0.92% in 3Q23 • Continue to experience immaterial amount of credit losses Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans 1. Adjusted Total Loans – Total Loans minus PPP loans and loans accounted for under fair value option; see non-GAAP reconciliation

33 Capital and Liquidity Overview Liquidity Funding Sources (as of 12/31/23) 1. See Non-GAAP reconciliation 2. Based on internal policy guidelines Consolidated Capital Ratios (as of 12/31/23) Tangible Common Equity / TBV per Share(1) (in thousands) Liquidity Reserves: Total Available Cash $252,845 Unpledged Investment Securities 21,526 Borrowed Funds: Secured: FHLB Available 656,593 FRB Available 13,570 Other: Brokered Remaining Capacity 179,833(2) Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $1,153,367 Loan to Deposit Ratio 100.7%

Creating Additional Shareholder Value 34

35 Near-Term Outlook • Prudent risk management will remain top priority while economic uncertainty remains, which will impact level of profitability in short term • Continued focus on executing well on the areas that we can control • Balance sheet management • Attracting new clients with particular focus on core deposit relationships and Trust and Investment Management assets • Providing exceptional service to existing clients • Tightly managing expenses • While maintaining a conservative approach to operating in the current environment, investments continue to be made in areas that will further enhance business development capabilities including first full office in Bozeman market • By balancing near-term conservative approach with continued long-term investments, First Western is well positioned to continue capitalizing on our attractive markets to consistently add new clients, realize more operating leverage as we increase scale, generate profitable growth, and further enhance the value of our franchise

36 MYFW: Our Five Core Strengths Differentiated, Proven in the Marketplace Built-in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors ▪ Niche-focused franchise headquartered in Denver, Colorado ▪ Well-positioned in many attractive markets in Arizona, California, Colorado, Montana, and Wyoming ▪ Specialized central expertise to compete with siloed national, regional firms ▪ Delivered through local, boutique trust banking teams so clients “owned” by MYFW, not associates ▪ Strong profit center margins at maturity, growth opportunities in current and new markets ▪ Revenue growth over long-term in both fee income and net interest income, with neutral balance sheet ▪ Scalable, leverageable high fixed cost, low variable cost Product and Support Centers ▪ Operating expense investment already in place for growth and expansion ▪ Primarily recurring trust and investment management (“TIM”) fees ▪ Low risk, “sticky” wealth/trust business with comprehensive product offering ▪ Multiple entry points with ConnectView® – proprietary review process to service, cross-sell ▪ At critical mass but small market share, many current and new market opportunities ▪ Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition ▪ Few large Colorado bank alternatives for investors and clients, creating lift-out opportunities ▪ Attractive revenue and earnings growth story trading at discounted valuation ▪ Executives are major bank/professional firm trained, with deep relationships in communities ▪ Achieved growth through business and economic cycles, capital constraints ▪ Healthy relationship with all regulators with strong risk management culture ▪ CEO with proven track record for creating value in previous bank ownership

37 Organizational Structure Built for Scale Full Bank and Trust: ▪ Aspen, CO ▪ Boulder, CO ▪ Cherry Creek, CO ▪ Denver, CO ▪ DTC/Cherry Hills, CO ▪ Northern Colorado ▪ Jackson Hole, WY ▪ Rock Springs, WY ▪ Pinedale, WY ▪ Scottsdale, AZ ▪ Broomfield, CO ▪ Phoenix, AZ ▪ Vail Valley, Avon, CO ▪ Bozeman, MT Loan Production Offices: ▪ Ft. Collins, CO ▪ Greenwood Village, CO ▪ Phoenix, AZ Trust Offices: ▪ Century City, CA ▪ Investment Management ▪ Fiduciary/ Trust ▪ Wealth Planning ▪ Retirement Services ▪ Insurance ▪ Mortgage Services ▪ Treasury Management First Western Profit Centers Product Groups Support Centers ▪ Finance & Accounting ▪ Risk & Compliance ▪ Enterprise Technology ▪ Human Capital ▪ Credit Analysis ▪ Bank & Trust/Investment Operations ▪ Marketing/Branding Big operating leverage from expert, high fixed cost teams Very profitable when mature

38 Long-Term Goals to Drive Shareholder Value ▪ Since our pre-2018 IPO status as of year end 2017, we have tripled total loans and total deposits, more than doubled TBV per share, had substantial increases in annual revenue, and demonstrated significant operating leverage. Looking forward we can drive shareholder value by: ▪ Continuing to execute well, creating more operating leverage to drive high performing ROAA and ROAE results ▪ Emphasizing our differentiation in marketplace ▪ Growing through $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions, ideally: ▪ ~50 offices – infill and adjacent ▪ Maturing at $8 million in revenue per office through growing 20% ▪ 75% contribution margin per office at maturity, then growing ▪ Building footprint, scale and operating leverage with M&A ▪ Disciplined approach to be significantly earnings accretive with minimal TBV dilution ▪ Enhancing wealth management platform ▪ Upgrade omnichannel client experience ▪ Create new digital distribution channel Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

MYFW’s core strengths provide the foundation for driving shareholder value 39 A Unique and Attractive Investment Differentiated, Proven in the Marketplace Built-in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors

Appendix 40

Organizational Overview 41

Name Title Joined FW Years in Industry Prior Experience Scott C. Wylie Chairman, CEO & President 2002 35 ▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women’s Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation Julie A. Courkamp Chief Operating Officer, Director & Treasurer 2006 22 ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology, Operations and Human Resources ▪ Assurance services with PricewaterhouseCoopers David R. Weber Chief Financial Officer & Treasurer 2018 15 ▪ Various finance roles at First Western including Finance & Treasury Manager and Director of Finance & Treasury & Cashier of the Bank ▪ Various finance roles at Fifth Third Bank John E. Sawyer Chief Investment Officer 2017 29 ▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets Matt C. Cassell Chief Banking Officer 2020 25 ▪ Colorado Market President, Simmons Bank ▪ President-Colorado, Bank SNB ▪ Market President, Community Banks of Colorado Scott J. Lawley Chief Credit Officer 2018 35 ▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank 42 Team: Ready to Take MYFW to the Next Level

Name Director Since Primary Business Scott C. Wylie 2002 ▪ First Western Financial, Inc. Julie A. Caponi, CPA(1) 2017 ▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE) Julie A. Courkamp 2021 ▪ First Western Financial, Inc. David R. Duncan 2011 ▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader Thomas A. Gart 2013 ▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries Patrick H. Hamill 2004 ▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise Luke A. Latimer 2015 ▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board Scott C. Mitchell 2021 ▪ President, U.S. Engineering, Metalworks ▪ President of several successful manufacturing companies ▪ Six Sigma Master Black Belt Eric D. Sipf, CPA(1) 2003 ▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A Mark L. Smith 2002 ▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise Joseph C. Zimlich, CPA 2004 ▪ Family Office Executive ▪ Corporate leadership, board, and investment management 43 MYFW’s Sophisticated Board of Directors (1) CPA license inactive.

Non-GAAP Reconciliations 44

45 Non-GAAP Reconciliation Consolidated Gross Revenue For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 2022 2023 Total income before non-interest expense $53,394 $54,501 $57,602 $63,997 $92,615 $95,408 $107,934 $87,249 Less: Unrealized gains/(losses) recognized on equity securities - - (15) 21 15 (21) 342 (22) Less: net gain/(loss) on loans accounted for under the fair value option - - - - - - (891) (2,010) Less: Net gain on equity interests 114 81 - 119 - 489 7 - Less: Net gain on sale of assets - - - 183 - - - - Less: Net gain on loans held for sale - - - - - - (12) (178) Plus: Provision for credit losses 985 788 180 662 4,682 1,230 3,682 5,804 Gross revenue $54,265 $55,208 $57,797 $64,336 $97,282 $96,170 $112,170 $95,263 Consolidated Adjusted Pre-tax, Pre- provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 2022 2023 Net Income before income tax, as reported $3,571 $5,007 $7,422 $10,192 $33,063 $27,280 $28,828 $11,612 Plus: Provision for credit losses 985 788 180 662 4,682 1,230 3,682 5,804 Pre-tax, Pre-provision Income $4,556 $5,795 $7,602 $10,854 $37,745 $28,510 $32,510 $17,416 Plus: Acquisition related expenses - - - - 684 4,101 1,223 117 Adjusted Pre-tax, Pre-provision Income $4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $33,733 $17,533 Diluted Pre-Tax Earnings Per Share For the Twelve Months ended December 31, (Dollars in thousands) 2018 2019 2020 2021 2022 2023 Non-Mortgage income before income tax $8,664 $6,152 $12,086 $21,378 $31,139 $14,142 Plus: Acquisition-related expenses - - 684 4,101 1,223 117 Plus: Impairment of contingent consideration assets - - - - - 1,249 Mortgage income before income tax (1,242) 4,040 20,978 5,902 (2,311) (2,530) Less: Income tax expense including acquisition tax effect 1,775 2,183 8,705 7,673 7,432 3,256 Net income available to common shareholders $5,647 $8,009 $25,043 $23,708 $22,619 $9,722 Diluted weighted average shares 5,586,620 7,914,961 7,961,904 8,235,178 9,713,623 9,725,910 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $1.55 $0.78 $1.60 $3.09 $3.33 $1.59 Consolidated Diluted Pre-Tax Earnings Per Share $1.33 $1.29 $4.24 $3.81 $3.09 $1.33

46 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 2022 2023 Non-interest expense $49,823 $49,494 $50,182 $53,806 $59,552 $68,128 $79,106 $75,637 Less: Amortization 747 784 831 374 14 17 308 250 Less: Acquisition related expenses - - - - 684 4,101 1,223 117 Less: Goodwill impairment - - - 1,572 - - - - Less: Provision on other real estate owned - - - - 176 - - - Less: Loss on assets held for sale - - - - 553 - - - Plus: Gain on sale of LA fixed income team - - - - 62 - - - Adjusted non-interest expense $49,076 $48,710 $49,351 $51,860 $58,187 $64,010 $77,575 $75,270 Net interest income $24,457 $27,576 $30,624 $32,061 $46,102 $56,509 $83,204 65,301 Non-interest income 29,922 27,713 27,158 32,598 51,195 40,129 28,412 21,948 Less: Unrealized gains/(losses) recognized on equity securities - - (15) 21 15 (21) 342 (22) Less: net gain/(loss) on loans accounted for under the fair value option - - - - - - (891) (2,010) Less: Net gain on equity interests 114 81 - 119 - 489 7 - Less: Net gain on sale of assets - - - 183 - - - - Less: Net gain on loans held for sale - - - - - - (12) (178) Total income $54,265 $55,208 $57,797 $64,336 $97,282 $96,170 $112,170 $89,459 Efficiency ratio 90.4% 88.2% 85.4% 80.6% 59.8% 66.6% 69.2% 84.1%

47 Non-GAAP Reconciliation Diluted Pre-Tax Earnings Per Share (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Non-Mortgage income before income tax $8,168 $5,971 $2,429 $5,102 $856 Plus: Acquisition-related expenses 195 37 14 30 36 Plus: Impairment of contingent consideration assets - - 1,249 - - Mortgage income before income tax (867) (810) (394) (880) (662) Less: Income tax expense including acquisition tax effect 1,879 1,351 857 1,112 (72) Net income available to common shareholders $5,617 $3,847 $2,441 $3,140 $302 Diluted weighted average shares 9,702,908 9,732,674 9,686,401 9,743,270 9,739,117 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $0.86 $0.62 $0.38 $0.53 $0.09 Consolidated Diluted Pre-Tax Earnings Per Share $0.77 $0.53 $0.34 $0.44 $0.02

47 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Sept. 30, 2023 Dec. 31, 2023 Total shareholders' equity $116,875 $127,678 $154,962 $219,041 $240,864 $246,256 $246,212 Less: Goodwill and other intangibles, net 25,213 19,714 24,258 31,902 32,104 31,916 31,854 Intangibles held for sale(1) - 3,553 - - - - - Tangible common equity 91,662 104,411 $130,704 187,139 208,760 214,340 214,358 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 9,419,271 9,495,440 9,560,209 9,581,183 Tangible common book value per share $11.50 $13.15 $16.44 $19.87 $21.99 $22.42 $22.37 Net income available to common shareholders $255 Return on tangible common equity (annualized) 0.48% 1. Represents the intangible portion of assets held for sale Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Non-interest expense $19,905 $20,528 $18,519 $18,314 $18,276 Less: amortization 77 64 62 62 62 Less: acquisition related expenses 195 37 14 30 36 Adjusted non-interest expense $19,633 $20,427 $18,443 $18,222 $18,178 Net interest income $21,842 $19,560 $18,435 $16,766 $16,331 Non-interest income 6,561 5,819 3,962 6,099 6,081 Less: unrealized gains/(losses) recognized on equity securities - 10 (11) (19) (2) Less: impairment of contingent consideration assets - - (1,249) - - Less: net gain/(loss) on loans accounted for under the fair value option (602) (543) (1,124) (252) (91) Less: net gain on equity interests - - - - - Less: net (loss)/gain on loans held for sale at fair value (12) (178) - - - Adjusted non-interest income 7,175 6,530 6,346 6,370 6,174 Total income $29,017 $26,090 $24,781 $23,136 $22,505 Efficiency ratio 67.66% 78.29% 74.42% 78.76% 80.77%

48 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Total income before non-interest expense $26,623 $24,543 $19,529 $21,647 $17,913 Less: unrealized gains/(losses) recognized on equity securities - 10 (11) (19) (2) Less: impairment of contingent consideration assets - - (1,249) - - Less: net gain/(loss) on loans accounted for under the fair value option (602) (543) (1,124) (252) (91) Less: net gain on equity interests - - - - - Less: net (loss)/gain on loans held for sale at fair value (12) (178) - - - Plus: provision for credit loss 1,197 (310) 1,843 329 3,942 Gross revenue $28,434 $24,944 $23,756 $22,247 $21,948 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Total income before non-interest expense $583 $1,146 $1,025 $889 $557 Plus: provision for credit loss - - - - - Gross revenue $583 $1,146 $1,025 $889 $557 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2022 March 30, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Total income before non-interest expense $27,206 $25,689 $20,554 $22,536 $18,470 Less: unrealized gains/(losses) recognized on equity securities - 10 (11) (19) (2) Less: impairment of contingent consideration assets - - (1,249) - - Less: net gain/(loss) on loans accounted for under the fair value option (602) (543) (1,124) (252) (91) Less: net gain on equity interests - - - - - Less: net (loss)/gain on loans held for sale at fair value (12) (178) - - - Plus: provision for credit loss 1,197 (310) 1,843 329 3,942 Gross revenue $29,017 $26,090 $24,781 $23,136 $22,505 Gross Revenue excluding net gain on mortgage loans For the Three Months Ended, (Dollars in thousands) December 31, 2022 September 30, 2023 December 31, 2023 Gross revenue $29,017 $23,136 $22,505 Less: net gain on mortgage loans 775 654 379 Gross revenue excluding net gain on mortgage loans $28,242 $22,482 $22,126

50 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Net income available to common shareholders $5,471 $3,820 $1,506 $3,118 $255 Plus: impairment of contingent consideration assets including tax impact - - 924 - - Plus: acquisition related expense including tax impact 146 27 10 22 27 Adjusted net income to common shareholders $5,617 $3,847 $2,440 $3,140 $282 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Diluted earnings per share $0.56 $0.39 $0.16 $0.32 $0.03 Plus: impairment of contingent consideration assets including tax impact - - 0.09 - - Plus: acquisition related expenses including tax impact 0.02 - - - - Adjusted diluted earnings per share $0.58 $0.39 $0.25 $0.32 $0.03 Allowance for credit losses to Bank originated loans excluding PPP As of (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Total loans held for investment $2,476,135 $2,475,084 $2,501,926 $2,536,503 $2,548,541 Less: Acquired loans 234,717 — — — — Less: PPP loans 6,378 6,100 5,558 4,876 4,343 Less: Purchased loans accounted for under fair value ("FVO") 23,415 21,052(1) 18,274(1) 16,105(1) 14,129(1) Adjusted Loans excluding acquired, PPP and FVO $2,211,625 $2,447,932 $2,478,094 $2,515,522 $2,530,069 Allowance for credit losses 17,183 19,843 22,044 23,175 27,931 Allowance for credit losses to adjusted loans 0.78% 0.81% 0.89% 0.92% 1.10% Pre-tax, pre-provision net income For the Three Months Ended, (Dollars in thousands) December 31, 2022 September 30, 2023 December 31, 2023 Income before income taxes $7,301 $4,222 $194 Plus: provision for credit losses 1,197 329 3,942 Pre-tax, pre-provision net income $8,498 $4,551 $4,136 1. Subsequent to the adoption of CECL on January 1, 2023, acquired loans are included in the Allowance for Credit Losses and therefore are no longer excluded from the total adjusted loan calculation.

50 Non-GAAP Reconciliation Adjusted net interest margin For the Three Months Ended December 31, 2022 For the Three Months Ended March 31, 2023 For the Three Months Ended June 30, 2023 For the Three Months Ended September 30, 2023 For the Three Months Ended December 31, 2023 (Dollars in thousands) Average Balance Interest Earned/Paid Average Yield/ Rate Average Balance Interest Earned/Paid Average Yield/ Rate Average Balance Interest Earned/Paid Average Yield/ Rate Average Balance Interest Earned/Paid Average Yield/ Rate Average Balance Interest Earned/Paid Average Yield/ Rate Interest-bearing deposits in other financial institutions $103,190 $931 $127,608 $1,403 $135,757 $1,669 $102,510 $1,291 $104,789 $1,350 PPP adjustment 1,736 16 1,502 17 1,376 17 1,103 15 908 12 Investment securities 84,017 645 82,106 629 80,106 626 78,057 607 76,331 600 Correspondent bank stock 11,880 237 9,592 173 8,844 145 7,162 142 7,576 160 Loans 2,436,252 30,691 2,469,129 32,239 2,471,588 33,704 2,502,419 34,228 2,536,379 35,717 Loans HFS 9,065 146 18,036 268 15,841 230 12,680 214 9,915 165 PPP adjustment (7,350) (32) (6,470) (37) (5,811) (27) (5,178) (25) (4,601) (24) Purchase Accretion adjustment - (87) - (64) - (80) - (209) - 160 Adjusted total Interest- earning assets 2,638,790 32,547 2,701,503 34,628 2,707,701 36,284 2,698,753 36,263 2,731,297 38,140 Interest-bearing deposits 8,260 13,092 15,864 17,467 19,037 PPP adjustment - - - - - Federal Home Loan Bank Topeka and Federal Reserve borrowings 1,916 1,374 1,361 1,447 1,882 PPP adjustment (6) (5) (4) (4) (3) Subordinated notes 486 674 712 801 741 Adjusted total interest- bearing liabilities 10,656 15,135 17,933 19,711 21,657 Net interest income 21,891 19,493 18,351 16,552 16,483 Adjusted net interest margin 3.29% 2.93% 2.72% 2.43% 2.39%